                                                                    Exhibit 10.1

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                          CENTOCOR/CBSI DEVELOPMENT AND
                             MANUFACTURING AGREEMENT


         This Development and Manufacturing Agreement (the "Agreement") is effective as of the 14th day of January, 1999 (the "Effective Date") by and between Centocor, Inc. on its own behalf and on behalf of its subsidiaries and Affiliates, whether now existing or hereafter formed ("Centocor"), 200 Great Valley Parkway, Malvern, Pennsylvania 19355, and Covance Biotechnology Services Inc. ("CBSI"), 6051 George Watts Hill Drive, P.O. Box 13865, Research Triangle Park, North Carolina 27709-3865.

                               W I T N E S S E T H

         WHEREAS, CBSI provides a full range of bioprocessing services to the biopharmaceutical industry, including process development, fermentation, cell culture, separation/purification, bioanalytical chemistry, quality control, quality assurance, and regulatory affairs;

         WHEREAS, Centocor has acquired the rights to, among other things, manufacture and distribute the pharmaceutical product known as Retavase(TM) in the United States of America and Canada;

         WHEREAS, Centocor desires to engage CBSI to perform contract manufacture and development services on behalf of Centocor in connection with the manufacture of the bulk form of the pharmaceutical product known as Retavase(TM), and CBSI desires to perform such services and to manufacture the Drug Substance, all on the terms and subject to the conditions set forth in this Agreement and Exhibits hereto, which Exhibits are expressly incorporated by reference herein.

         NOW THEREFORE, in consideration of the above statements and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:


1.       Definitions.
         -----------

Terms defined elsewhere in this Agreement shall have the meanings set forth therein for all purposes of this Agreement, unless otherwise specified to the contrary. The following terms shall have the following meanings:

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     1.1  "Active Ingredient" means recombinant reteplase (rPA).

     1.2 "Affiliate" means any corporation or other business entity controlled by, controlling, or under common control with a Party. For this purpose, "control" of any Party, corporation, or other business entity shall mean direct or indirect beneficial ownership of at least fifty percent (50%) of the voting interests, or at least a fifty percent (50%) interest in the income of, such Party, corporation, or other business entity, or such other relationship as, in fact, constitutes actual control of such Party, corporation, or other business entity.

     1.3 "Agreement" means this document as signed by the Parties including the referred Exhibits, Attachments, and any amendments and additions to this Agreement.

     1.4  "Assumptions" has the meaning set forth in Section 2.5(c)(i).

     1.5 "Authorized Representative" means a person or persons representing the quality assurance and/or operations group of a Party to this Agreement, who is authorized to discuss and agree upon matters concerning the quality and Manufacture of the Drug Substance, its raw materials and excipients and whose name and signature are listed in the Quality Requirements for the Drug Substance attached hereto as Exhibit "B", and incorporated herein by reference.

     1.6 "Batch" means a defined quantity of Drug Substance processed and produced in one process or series of processes so that it is homogeneous, which is approximately XXXXXX of active Drug Substance.

     1.7 "Batch Record" means a record made concurrently with the performance of each step of the manufacturing process for the Drug Substance such that successive steps in the manufacture may be traced, which is written by CBSI and approved by Centocor.

     1.8 "Boehringer Mannheim" or "BM" means Boehringer Mannheim GmbH, Mannheim, Germany, a wholly owned subsidiary of Roche Holding, Ltd.

     1.9 "Calendar Quarter" means the period of three consecutive calendar months ending March 31, June 30, September 30, or December 31.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     1.10 "Calendar Year" means the period beginning January 1 and ending December 31.

     1.11 "CBSI Group" has the meaning set forth in Section 18.2.

     1.12 "CBSI Inventions" has the meaning set forth in Section 23.1.

     1.13 "Centocor Group" has the meaning set forth in Section 18.1.

     1.14 "cGMP" means current Good Manufacturing Practice, including without limitation, that described in 21 CFR 211 (USA), as amended or updated from time to time, as well as Canadian cGMP, as amended or updated from time to time.

     1.15 "Claim" has the meaning set forth in Section 18.1.

     1.16 "CMC" means chemistry manufacturing controls.

     1.17 "Confidential Information" has the meaning set forth in Section 21.1.

     1.18 "Consent Order" has the meaning set forth in Section 2.3.

     1.19 "Cross-Validation" means the comparison of the appropriate Drug Substance tests performed at two or more sites to demonstrate that such test results are equivalent.

     1.20 "Development Phase" or "Pre-commercial" means the Manufacture of the Drug Substance for test purposes and for purposes of Validation and approval of the process and Facility by the FDA and HPB, prior to commercial production of Drug Substance.

     1.21 "Drug Product" means the final dosage form pharmaceutical medicine, containing Active Ingredient, which Centocor markets in the United States and Canada, under the trade name of Retavase(TM).

     1.22 "Drug Substance" means the bulk form drug substance from which Drug Product is made, processed and Manufactured in accordance with the Specifications, which, after formulation, filling, lyophilizing, labeling and packaging, Centocor sells to its customers in the United States and Canada.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     1.23 "DSP" means down stream processing.

     1.24 "Effective Date" means the date set forth in the preamble.

     1.25 "Equipment" has the meaning set forth in Section 3.2.

     1.26 "Errors and Omissions Insurance" means the errors and omissions insurance policies purchased by CBSI and described on Exhibit "F" attached hereto and incorporated herein by reference.

     1.27 "Executive Liaisons" shall mean XXXXXX A Party may appoint a new executive liaison with the consent of the other Party.

     1.28 "FDA" means the United States Food and Drug Administration, or any successor thereto.

     1.29 "FTC" means the United States Federal Trade Commission.

     1.30 "Facility" or "RTP Facility" means the CBSI manufacturing facility located, at 6051 George Watts Hill Drive, P.O. Box 13865, Research Triangle Park, North Carolina 27709-3865.

     1.31 XXXXXX

     1.32 "HPB" means the Canadian Health Protective Branch, or any successor thereto.

     1.33 "IB" means inclusion bodies.

     1.35 "Initial Term" has the meaning as set forth in Section 24.1.

     1.36 "Item Specifications" means quality acceptance parameters mutually agreed to by the Parties for components, raw Materials and CBSI produced Materials.

     1.37 "Loss" has the meaning set forth in Section 18.1.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     1.38 "Manufacture" means all services provided by CBSI hereunder including, without limitation, the development, production, formulation, warehousing, delivery and/or quality testing and quality assurance of the Drug Substance, as set forth in the Scope of Work, this Agreement, the Quality Requirements or as otherwise agreed to in writing by the Parties.

     1.39 "Manufacturing Process" has the meaning set forth in Section 22.1.

     1.40 "Manufacturer's Working Cell Bank" means the manufacturing working cell bank for Drug Substance, which is developed from the Master Cell Bank and owned by Centocor.

     1.41 "Master Cell Bank" means the Master Cell Bank expressing Active Ingredient, owned by Centocor.

     1.42 "Material(s)" means the Manufacturer's Working Cell Bank, and raw materials, as all of the foregoing are utilized in Manufacture of Drug Substance.

     1.43 "Modification" has the meaning set forth in Section 2.5(c)(i).

     1.44 "Party/Parties" means either CBSI or Centocor, or both, as the case may be.

     1.45 "Price List" means the Price List for commercial production Drug Substance which is attached hereto as Exhibit "D", and incorporated herein by reference.

     1.46 "Program Assumptions" has the meaning set forth in Section 2.5(c)(i).

     1.47 "Project Team" has the meaning set forth in Section 4.

     1.48 "Protocol" means a step by step procedure to be followed indicating all activities, analysis, interpretation and reporting to performed with regard to Manufacture and Drug Substance.

     1.49 "Purchase Order" means a written notification and authorization from Centocor to CBSI to supply a quantity of Drug Substance.

     1.50 "Purchase Price" means the price at which CBSI sells commercial production Drug Substance to Centocor.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     1.51 "Report" means a document recording the outcome of a particular study or event containing summary, procedures and materials, results, interpretation and conclusion sections.

     1.52 "QA" means quality assurance.

     1.53 "Qualification" means the procedure by which Quality Requirements, manufacturing procedures and/or equipment is proven to be designed properly and to perform according to each of their design criteria.

     1.54 "Quality Requirements" means the quality requirements for the Manufacture of Drug Substance, a copy of which is attached hereto as Exhibit "B" and incorporated herein by reference, as may be amended from time to time by Centocor.

     1.55 "Regulatory Plan" has the meaning set forth in Section 13.5.

     1.56 "Regulatory Requirements" means the applicable requirements of any and all federal, state, local or other law, including without limitation, the regulations, rules and permit or license requirements of the FDA and HPB and any and all other applicable governmental and regulatory authorities.

     1.57 "Release" means a written statement from Centocor's authorized quality assurance representative that a certain identified quantity of Drug Substance or Material is ready for use in a further step in the manufacturing process for the Drug Product.

     1.58 "Scope of Work" shall mean the Scope of Work for the pre-commercial and commercial production of Drug Substance attached hereto as Exhibit "A" and incorporated herein by reference.

     1.59 "SOPs" means the CBSI's standard operating procedures used to Manufacture the Drug Substance, prepared by CBSI, as may be amended from time to time.

     1.60 "Special Damages" means incidental, indirect, consequential or special damages.

     1.61 "Specifications" means the requirements with respect to which tests, analyses, test procedures, and test results for the Drug Substance, its raw materials and excipients, as set forth in the Quality Requirements, must conform.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     1.62 "Supply Year" means the one year period beginning with the supply of the first commercial lot of Drug Substance to Centocor by CBSI and subsequent one year periods.

     1.63 "Termination Fee" has the meaning set forth in Section 25.4.

     1.64 "Total Development Price" has the meaning set forth in Section 2.5(a).

     1.65 "Trustee" has the meaning set forth in Section 2.3.

     1.66 "TTR" means technical transfer report.

     1.67 "Validated Methodology" means analyte validation in accordance with the Text on Validation of Analytical Procedures, ICH Harmonized
              -----------------------------------------------------------
          Tripartite Guideline, 27 October 1994, as amended from time to time.
          --------------------

     1.68 "Validation" means establishing documented evidence which provides a high degree of assurance that a specific process will consistently produce a product meeting its pre-determined specification and quality attributes as defined in FDA Guideline on General Principles of
                                       ----------------------------------
          Process Validation, May, 1987.
          ------------------

     1.69 "Waste" has the meaning set forth in Section 9.

     1.70 "Working Volume" means sixty-five percent (65%) to seventy-five percent (75%) of the total tank volume.

2.   Development Phase Manufacture.
     -----------------------------

     2.1  Development Phase Scope of Work. CBSI agrees to use diligent efforts
          -------------------------------
          to perform the pre-commercial production of Drug Substance in the Development Phase in accordance with the Scope of Work. CBSI agrees to deliver the deliverables set forth in the Scope of Work for the Development Phase in the manner and at the time stated in the Scope of Work. In the event of a conflict between the Scope of Work and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall govern. The Scope of Work may be amended only by mutual written agreement of the Parties.

     2.2  Objectives of Development Phase. The Parties agree that the objectives
          -------------------------------
          of the Development Phase are: (a) the transfer to Centocor for use by CBSI of the technology currently used by Boehringer Mannheim in Germany to manufacture Drug Substance; (b) the transfer from Centocor to CBSI of the

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          manufacturing technology for production of Drug Substance; (c) to prepare the Facility to Manufacture the Drug Substance in accordance with the Specifications as developed by Boehringer Mannheim and in accordance with cGMP and Regulatory Requirements; (d) to test Manufacture to show: (i) the ability to Manufacture Drug Substance comparable to that manufactured by Boehringer Mannheim; and (ii) ability to Manufacture Drug Substance in accordance with Specifications, cGMP, Regulatory Requirements and to Centocor's satisfaction; (e) to obtain FDA and HPB approval for use of the Facility to Manufacture Drug Substance for purposes of commercial sale by Centocor in the United States and Canada; and (f) as otherwise provided in the Scope of Work.

     2.3  FTC Trustee. The Parties acknowledge that the transfer of technology
          -----------
          for Manufacture from Boehringer Mannheim to Centocor for use by CBSI is done pursuant to, among other things, Agreement Containing the Consent Order entered into by Roche Holding, Ltd. and the FTC, dated February 11, 1998 (the "Consent Order") which Consent Order requires, among other things, supervision of such transfer by a trustee appointed by the FTC (the "Trustee"). CBSI agrees to cooperate fully with the Trustee, to permit the Trustee access to the Facility upon reasonable notice to inspect operations and documentation related to the Manufacture of the Drug Substance; and to perform any reasonable task requested by the Trustee and agreed to by Centocor in writing with regard to the Manufacture of the Drug Substance during the Development Phase. Such tasks requested by the Trustee not defined within the Scope of Work will be separately invoiced and paid for by Centocor at CBSI's standard rates for such tasks.

     2.4  Samples. During each stage of the Development Phase, CBSI will supply
          -------
          Centocor with samples of in-process Materials and Drug Substance in the amounts requested by Centocor in writing for the purpose of testing against Specifications.

     2.5  Price and Milestones for Development Phase Manufacture.
          ------------------------------------------------------

          (a)  Total Development Price. Centocor shall pay CBSI a Total Price
               -----------------------
               for services and expenses of XXXXXX for complete performance of CBSI's obligations under this Agreement and the Scope of Work for the Development Phase ("Total Development Price"). The Total Development Price shall include, but is not limited to, fees for services, Materials costs, travel costs, testing costs, reasonable

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          miscellaneous costs, and all applicable taxes; provided however the stability testing performed by CBSI shall be an additional charge.

          (b)  Payment Schedule. The Total Development Price shall be paid to
               ----------------
               CBSI by Centocor in accordance with the payment schedule set forth below. Centocor will make a payment to CBSI only when the applicable deliverable is delivered in full by CBSI to Centocor's reasonable satisfaction, including, without limitation, the approval of Centocor's Executive Liaison. The Parties agree the deliverables, delivery date and applicable payments are as follows:

====================================================================================================================
Deliverables                            Delivery Date                         Payments
--------------------------------------------------------------------------------------------------------------------
(1) Execution of this Agreement by       12/31/98                             XXXXXX as an advance toward payment
both CBSI and Centocor.                                                       of the deliverable stated in Section
                                                                              2.5(b)(2).
--------------------------------------------------------------------------------------------------------------------
(2) Delivery to Centocor of               3/30/99                             XXXXXX credited from Agreement
satisfactorily completed final                                                Execution Payment set forth in
pre-construction                                                              Deliverable #1).
engineering design
of modifications
necessary to fit the Facility for
Manufacture of Drug Substance pursuant
to this Agreement.  In addition, CBSI
has completed deliverables set forth
in the Precommercial Stages I and II
of the Scope of Work.
--------------------------------------------------------------------------------------------------------------------
(3) Completed transfer, implementation   11/30/99                             XXXXXX
and Cross Validation of all in process
control and release assays as set
forth in the Precommercial Stage III
of the Scope of Work.
--------------------------------------------------------------------------------------------------------------------

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


====================================================================================================================
Deliverables                            Delivery Date                         Payments
--------------------------------------------------------------------------------------------------------------------
(4) Satisfactory completion of            1/30/00                             XXXXXX
installation of all significant
manufacturing equipment (including
piping) necessary for production of
Drug Substance.
--------------------------------------------------------------------------------------------------------------------
(5) Successful performance by CBSI of     4/01/00                             XXXXXX
two full scale cGMP compliant
demonstration runs of Drug Substance
at the commercial supply scale
including full downstream processing
as set forth in Precommercial Stages
IV and V of the Scope of Work.
--------------------------------------------------------------------------------------------------------------------
(6) Completion and approval of            8/01/00                             XXXXXX
Manufacturing documents for the
consistency lots.
--------------------------------------------------------------------------------------------------------------------
(7) Satisfactory completion of the       12/31/00                             XXXXXX
Validation process (i.e., installation
and operation qualification) for the
Manufacture of Drug Substance for
Commercial Sale, including completion
of three (3) complete consistency lots as
set forth in Precommercial Stage VIII
of the Scope of Work.
--------------------------------------------------------------------------------------------------------------------

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


====================================================================================================================
Deliverables                            Delivery Date                         Payments
--------------------------------------------------------------------------------------------------------------------
(8) Centocor submits applications to      TBD                                 XXXXXX
FDA and HPB for approval of CBSI
Facility for commercial production
of Drug Substance and all outstanding
audit observations (by Centocor and any
third party auditor) are reasonably
corrected by CBSI.
--------------------------------------------------------------------------------------------------------------------

               (c)  Change Orders.
                    -------------

                    (i) The estimated Total Development Price for the Development Phase specified in Section 2.5(a) of this Agreement and the individual budget components and time estimates specified in the Scope of Work are subject to a number of general and program specific assumptions. The program specific assumptions relate to the Development Phase design and objectives, manpower requirements, timing, capital expenditure requirements, if any, and other matters relating to the completion of the Development Phase as set forth in Section 2.2 of the Scope of Work (the "Program Assumptions"). CBSI also assumes that Centocor will perform its obligations under this Agreement and Scope of Work in a timely manner, that no event outside the control of CBSI will occur and that there are no changes to any applicable laws, rules or regulations which effect the Development Phase (the foregoing assumptions together with the Program Assumptions, collectively, the "Assumptions"). In the event that any of the Assumptions require material modification or the Development Phase objectives cannot be achieved based on the Assumptions (each being a "Modification") then the Scope of Work may be amended as provided in paragraph (ii) of this
                         Section 2.5(c).

                    (ii) In the event a Modification is identified by Centocor or by CBSI, the identifying party shall notify the other party as soon as is reasonably possible. CBSI shall provide Centocor with a Change Order containing an estimate of the required Modifications to the Total Development Price in this Agreement and timeline specified in the Scope of Work within twenty (20) business days of receiving such notice. Centocor shall use commercially reasonable efforts to respond in writing to such

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                         Change Order promptly. If Centocor does not approve such Change Order and has not terminated the Development Phase but wants the Development Phase to be modified to take into account the Modification, then Centocor and CBSI shall use commercially reasonable efforts to agree on a Change Order that is mutually acceptable. CBSI shall continue to work on the Development Phase during any such negotiations, but shall not commence work with respect to the Change Order unless authorized in writing.

               (d)  Invoice. Upon completion of a deliverable to Centocor's
                    -------
                    reasonable satisfaction, CBSI will submit to Centocor an invoice for payment of amounts due to CBSI for completion of that deliverable. Payment shall be made by Centocor thirty
                    (30) days after the receipt of an invoice by Centocor. Late payments are subject to an interest charge of one and one-half percent (1 1/2%) per month. Any payments that are greater than XXXXXX past due constitute a material breach of this Agreement.

          2.6  Re-Validation of Existing CBSI Systems and Equipment. CBSI agrees
               ----------------------------------------------------
               to re-Validate its existing systems and equipment used in the Manufacture of Drug Substance as mutually agreed by the Parties. In the event that the Parties cannot agree, CBSI agrees to re-Validate its existing systems and equipment as determined by an independent third party auditor selected by Centocor. Such re-Validation by CBSI shall occur prior to the first of either
               (a) the Manufacture of the first commercial Batch of Drug Substance; or (b) the inspection of the Facility by the FDA or the HPB for approval of commercial manufacture of Drug Substance. CBSI shall pay all costs associated with re-Validation pursuant to this Section 2.6.

     3.   Materials and Equipment for the Development Phase and for Manufacture
          ---------------------------------------------------------------------
          of Drug Substance for Commercial Sale.
          -------------------------------------

          3.1  Materials.
               ---------

               (a)  Drug Substance Materials. Centocor shall provide to CBSI at
                    ------------------------
                    no cost to CBSI, the Manufacturer's Working Cell Bank and the XXXXXX used to Manufacture the Drug Substance.
                    CBSI shall purchase and pay for all other Materials used to Manufacture the Drug Substance. CBSI shall purchase Materials from approved vendors and/or suppliers.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                    CBSI is responsible for testing all Materials and assuring that Materials comply with Specifications.

               (b)  Facility Materials and Supplies. CBSI will also supply at
                    -------------------------------
                    its own expense all other materials that are normally required for the operation and maintenance of the Facility during the term of this Agreement.

          3.2  Equipment. The parties agree that the equipment listed on XXXXXX
               ---------
               (the "Equipment") XXXXXX, shall be mutually specified by the Parties and installed, installation qualified, process qualified, operation qualified and purchased by Centocor for use in the Facility solely to perform the Manufacture of the Drug Substance pursuant to this Agreement. XXXXXX may be amended from time to time upon the mutual consent of the Parties. Centocor will pay the amounts listed in XXXXXX to purchase the Equipment. Title to the Equipment purchased by Centocor pursuant to this Paragraph
               3.2 shall remain with Centocor. CBSI will at no additional cost to Centocor maintain the Equipment in good working order; provided that Centocor shall be responsible for the replacement of the Equipment.


     4.   Project Team.
          ------------

          Centocor and CBSI will each appoint representatives to a project team ("Project Team") in accordance with the Scope of Work. The purpose of the Project Team is to facilitate the transfer and discussion of information relating to activities required under this Agreement and the Scope of Work. The Project Team will meet in the manner and at the times stated in the Scope of Work.


     5.   Supply of Drug Substance for Commercial Sale.
          --------------------------------------------

          5.1  Products to be Supplied. Upon receipt of approval by the FDA for
               -----------------------
               Manufacture of the Drug Substance at the Facility for purposes of commercial sale, and upon receipt by CBSI of written authorization by Centocor to commence manufacture of the Drug Substance at the Facility for purposes of commercial sale, CBSI agrees to provide to Centocor and Centocor agrees to purchase from CBSI Drug Substance in the amounts and in the manner set forth in Section 6 of this Agreement.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          5.2  Exclusivity. During the term of this Agreement, CBSI shall
               -----------
               Manufacture Drug Substance solely and exclusively for Centocor, and/or provide and sell Drug Substance solely and exclusively to Centocor. CBSI will not Manufacture for, nor sell nor provide Drug Substance to any person or entity other than Centocor.

          5.3  Manufacturing Standards. CBSI shall use commercially reasonable
               -----------------------
               efforts to perform the Manufacturing at all times at the Facility strictly in accordance with this Agreement and in strict conformity with (i) the Specifications, (ii) cGMP, (iii) all Regulatory Requirements and (iv) the Quality Requirements. CBSI will test all Drug Substance Manufactured according to Validated Methodology and compare all Drug Substance with reference standards to be supplied by Centocor. CBSI agrees to notify Centocor immediately in writing of any test or other failures in the Manufacture of the Drug Substance that indicate that such Drug Substance fails to comply with the Specifications, Quality Requirements, Regulatory Requirements or other requirements for Drug Substance.

          5.4  Samples. CBSI shall supply Centocor in the amounts and at the
               -------
               times requested by Centocor with samples of in-process Material and/or Drug Substance.

          5.5  Packing List. All shipments of Drug Substance must be accompanied
               ------------
               by a packing list. The packing lists as well as all packages must be clearly marked with the part numbers of CBSI and Centocor, quantity, container numbers, Batch number, and expiration date. The Drug Substance container label will contain the special storage conditions and Centocor's Drug Product description, such storage conditions and Centocor's Drug Product description to be supplied by Centocor.


     6.   Forecasts and Orders of Drug Substance for Commercial Sale.
          ----------------------------------------------------------

          6.1  Forecasts.
               ---------

               (a) In order to assist CBSI in its production planning, Centocor will provide CBSI on a Calendar Quarterly basis with a non-binding twenty-four (24) calendar months rolling forecast of anticipated requirements for the Drug Substance. Each forecast will be updated each Calendar Quarter and will extend such forecast for one additional Calendar Quarter. The forecast is for planning purposes only. Subsequent forecasts may include changes to the

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                    anticipated requirements for the Drug Substance for the Calendar Quarters addressed in a previously delivered forecast. After the first forecast for commercial production of Drug Substance is submitted by Centocor, in no event will the anticipated requirements for Drug Substance forecasted for any Calendar Year exceed the forecast for the previous Calendar Year by more than twenty percent (20%) unless otherwise mutually agreed upon by the Parties.

                    (b) Within five (5) business days after CBSI's receipt of each forecast, CBSI will notify Centocor if it anticipates that it will be unable to meet any portion of the forecasted requirements. Within ten (10) business days of receipt of such notification by Centocor, the Executive Liaisons shall meet to discuss the forecast and resolve any production scheduling issues.

               6.2  Purchase Orders. Centocor shall send CBSI a written binding
                    ---------------
                    Purchase Order for Drug Substance. Each Purchase Order shall specify the quantity of Drug Substance that Centocor intends to purchase for the applicable Calendar Quarter. Such Purchase Order shall be received by CBSI at least ninety
                    (90) days prior to Centocor's required delivery date for the Drug Substance that is the subject of the Purchase Order, provided that CBSI will ship Drug Substance monthly or quarterly as requested by Centocor in accordance with
                    Section 7.1. In no event will the quantity of Drug Substance specified for purchase for a Calendar Quarter in a Purchase Order be more than twenty percent (20%) above, or less than twenty percent (20%) below, the amount of the Drug Substance forecasted for that Calendar Quarter pursuant to Section 6.1 of this Agreement. CBSI shall use best efforts to meet fully the requirements of each Purchase Order placed by Centocor.

               6.3  Conflict Between this Agreement and Purchase Order. In the
                    --------------------------------------------------
                    event of a conflict between any Forecast or Purchase Order and this Agreement, the terms and conditions of this Agreement shall govern.

               6.4  Minimum Annual Purchase Requirement. Centocor agrees to
                    -----------------------------------
                    purchase from CBSI a minimum of XXXXXX of commercial production Drug Substance in addition to the Drug Substance from the consistency lots in the first year of commercial production of Drug Substance by CBSI, and a XXXXXX per year for the nine (9) years thereafter of commercial production of Drug Substance by CBSI. This minimum purchase requirement shall be void and unenforceable in any year that CBSI is not able, for any reason other than Centocor's failure to perform

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                    under this Agreement, including Force Majeure, to supply a minimum of XXXXXX of commercial production Drug Substance; provided that CBSI need only supply XXXXXX in the XXXXXX of commercial production of Drug Substance.

     7.   Delivery, Storage and Acceptance or Rejection of Drug Substance for
          -------------------------------------------------------------------
          Commercial Sale.
          ---------------

          7.1  Delivery Destination and Dates. CBSI shall ship the Drug
               ------------------------------
               Substance to the destination specified by Centocor and on the date specified by Centocor in the applicable Purchase Order. Centocor may, at its sole option, request that Drug Substance be shipped each month.

          7.2  Required Delivery and Inventory. CBSI may only ship Drug
               -------------------------------
               Substance before or after the date specified by Centocor if CBSI obtains Centocor's prior written consent. CBSI agrees to store at the Facility at no additional cost to Centocor a minimum inventory of three months supply of purified, commercial production Drug Substance. CBSI will store Drug Substance and Materials at the Facility under conditions specified in the SOPs.

          7.3  Delivery to Carrier at CBSI's Facility. CBSI shall deliver the
               --------------------------------------
               Drug Substance at Centocor's expense in accordance with Centocor's instructions, Ex Works, according to INCO terms 1990. Delivery of Drug Substance by CBSI shall be deemed to have taken place upon delivery to a Centocor designated and approved carrier at the Facility.

          7.4  Batch Acceptance or Rejection. Within five (5) business days
               -----------------------------
               after CBSI release of each Batch, CBSI shall, with respect to each Batch, send copies of all appropriate Batch record documentation, all certificates of analysis required in the Specifications, and all other required documentation, including without limitation, the documentation required under this Agreement and under the Quality Requirements to Centocor. Centocor shall have ten (10) business days from Centocor's receipt of such records to accept or reject the Drug Substance. Centocor may reject Drug Substance on a Batch-by-Batch basis in the event such Batch of Drug Substance fails to comply with the Specifications and other requirements set forth in this Agreement and in the Quality Requirements, by giving written notice of rejection to CBSI within ten (10) business days following receipt by Centocor of the required documentation. Any rejected Batch will be destroyed upon the request of Centocor and in

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               accordance with Centocor's written instructions. Acceptance of a Batch by Centocor constitutes Release of a Batch by Centocor.

          7.5  Replacement of Product. Any rejection of a Batch by Centocor
               ----------------------
               submitted to CBSI pursuant to Section 7.4 shall be accompanied by a report of analysis. In the event that Centocor rejects a Batch in accordance with Section 7.4 and either CBSI agrees that such rejection was justified or, pursuant to Section 7.6, a third party determines that such rejection was justified, CBSI agrees to Manufacture a replacement Batch complying with the Specifications, the terms of this Agreement and the Quality Requirements. CBSI shall promptly reimburse (or credit if so approved by Centocor) Centocor for any amounts paid or payable by Centocor with respect to the rejected Batch.

          7.6  Dispute Resolution for Batch Rejection. If Centocor rejects any
               --------------------------------------
               Batch pursuant to Section 7.4 and if CBSI, after good faith negotiations with Centocor, fails to agree that such rejection was justified, the Parties shall mutually agree upon a third party to review records and test data and other relevant information developed by both Parties and determine whether the rejection of the Batch is appropriate. If the Drug Substance is found to comply with the Specifications, the other requirements of this Agreement and the Quality Requirements, Centocor shall pay the costs of such tests and third party and shall be required to pay for such Batch. If the Drug Substance is not found to comply with the Specifications, the other requirements of this Agreement and the Quality Requirements, CBSI shall pay the costs of such tests, third party and shall promptly reimburse Centocor as provided in Section 7.5 and shall Manufacture a replacement Batch as provided in Section 7.5.


     8.   Price and Payment for Drug Substance for Commercial Sale.
          --------------------------------------------------------

          8.1  Purchase Price.
               --------------

               (a) The Purchase Price to Centocor for commercial production Drug Substance Manufactured by CBSI is set forth on XXXXXX hereto which is incorporated herein by reference.

               (b) In the event that an improvement or change to the Manufacturing process for the Drug Substance is made, the Purchase Price in effect at the time of the change or improvement and thereafter for the term of this Agreement will be adjusted proportionately, provided that any change or improvement during the Development Phase will adjust the Purchase Price

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               proportionately in year one of commercial production of Drug Substance and thereafter for the term of the Agreement.

          8.2  CBSI Costs and Expenses Included in Purchase Price. The Purchase
               --------------------------------------------------
               Price includes, without limitation, all costs and expenses of CBSI with regard to all labor, equipment, Materials and the Facility used for Manufacture of the Drug Substance in accordance with this Agreement, the Scope of Work, the SOPs, Batch records, Quality Requirements, Specifications, and Regulatory Requirements for the Drug Substance, except that Centocor will provide to CBSI the Materials and the Equipment stated in Section 3 of this Agreement.

          8.3  Invoicing. CBSI shall invoice Centocor against the applicable
               ---------
               Purchase Order for the supply of the Drug Substance after (a) the CBSI Quality Assurance approval of a Batch of Drug Substance; (b) receipt by Centocor of the completed documentation described in
               Section 7.4; and (c) Release of the Batch by the Centocor Quality Representative. All invoices shall be payable within thirty (30) calendar days after receipt of invoice by Centocor. Late payments are subject to an interest charge of one and one-half percent
               (1 1/2%) per month. Any payments that are greater than XXXXXX days past due constitute a material breach of this Agreement.


     9.   Waste Disposal. As used hereinafter, the term "Waste" shall mean all
          --------------
          rejects, improper goods or other waste arising from the Manufacture of the Drug Substance, including but not limited to rejected, excess, or unusable Materials, or Drug Substance. CBSI shall hire, direct, and pay all costs for a waste contractor to remove all Waste from CBSI's Facility.


     10.  Title and Risk of Loss.
          ----------------------

          10.1 Ownership. Ownership of all Active Ingredient, Manufacturer's
               ---------
               Working Cell Bank, and variants or derivatives thereof, XXXXXX and Equipment purchased by Centocor remain with Centocor at all times. Title to all Materials purchased by CBSI shall pass to CBSI. Title to and risk of loss for Drug Substance shall pass to Centocor upon delivery of the Drug Substance to a Centocor designated and approved carrier at the Facility consistent with
               Section 7.3 of this Agreement, except that Centocor shall be entitled to reject Drug Substance in accordance with Paragraph
               7.4 of this Agreement.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          10.2 Risk of Loss. To the extent covered by insurance, CBSI shall
               ------------
               assume all liability for, and defend and indemnify and hold Centocor harmless from and against any loss or damage relating to Equipment, Manufacturer's Working Cell Bank, XXXXXX or Drug Substance arising from CBSI's negligence or willful misconduct while CBSI has custody and control over the Equipment, Manufacturer's Working Cell Bank, XXXXXX and/or Drug Substance.


     11.  Changes.
          -------

          11.1 Changes. CBSI will not implement any material changes or
               -------
               alterations to the Manufacturing process relating to the Drug Substance without the prior written consent of the Centocor Authorized Representatives listed in the Quality Requirements attached hereto as amended from time to time. A material change or manufacturing process alteration implemented by CBSI includes, but is not limited to, any change or alteration that (a) impacts the regulatory commitments made to regulatory authorities for the Drug Product; (b) may require revalidation; (c) may affect the quality, purity, identity, or strength of the Drug Product; (d) would result in changing the Specifications, master Batch records, or test methods with respect to the Drug Substance and/or Drug Product; (e) results in change of Materials, Manufacturing methods, sampling procedures, SOPs or Batch worksheet relating to the Drug Substance; and (f) subcontracting an operation currently performed by CBSI for Centocor. Centocor will not change any Specifications regarding the manufacturing process for the Drug Substance without prior written consent of CBSI's Authorized Quality Representatives. Such consent by either party for changes contemplated by this Paragraph shall not be unreasonably withheld. Reasonable costs incurred by CBSI for such changes shall be invoiced by CBSI and paid for by Centocor in accordance with Section 8.3.

          11.2 Impact of Permitted Changes. In the event the proposed changes
               ---------------------------
               have an impact on delivery times, CBSI shall promptly inform Centocor, and the Parties will meet to discuss and mutually agree upon such proposed changes to delivery times.


     12.  Access and Audits by Centocor and Maintenance of Records.
          --------------------------------------------------------

          12.1 Access. CBSI shall permit one or more of Centocor's
               ------
               representative(s), representatives of Boehringer Mannheim and representatives of Roche access to the Facility at any time (provided that, as to representatives at Boehringer

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               Mannheim and/or Roche, adequate notice is given to allow CBSI time to protect the confidentiality of CBSI's other clients information and technology) to observe and monitor the Development Phase Manufacture of Drug Substance and the Manufacture of Drug Substance for commercial sale. Such representative(s) shall be nominated from time to time by Centocor and shall comply with CBSI SOPs for the Facility.

          12.2 Audit Right. Centocor's personnel shall have the right, at
               -----------
               Centocor's expense, to inspect and have access to the facilities used in the Manufacturing, receiving, sampling, analyzing, storing, handling, packaging, shipping and disposing of the raw Materials, the Drug Substance, Waste and all records related to this Agreement, and the subject matter hereof, during regular business hours and upon reasonable advance written notice to CBSI for the purpose of conducting quality audits, conducting operation audits regarding Manufacture and otherwise auditing compliance with this Agreement. CBSI shall cooperate with Centocor in conducting such audits and shall allow Centocor representatives to copy records set forth in Section 12.3 for liability, regulatory and quality control purposes. CBSI also agrees to permit external audits to be performed by qualified experts chosen by Centocor and approved by CBSI, such approval by CBSI to not be unreasonably withheld, provided that any such experts must sign a confidentiality agreement with CBSI containing substantially similar terms to the terms set forth in
               Section 21 of this Agreement. In addition, Centocor may conduct cGMP audits, at its expense. The date and the agenda of the cGMP audits shall be mutually agreed upon at least five (5) business days prior to the date of such audit. All information obtained by Centocor and its third party representatives pursuant to this Section shall be subject to the confidentiality provisions of
               Section 21. Centocor will inform CBSI of any adverse findings discovered during the audits. CBSI will provide Centocor with its intended corrective actions, including time schedule, within fifteen (15) business days of receiving such information. If any disagreement with respect to the level of corrective action occurs, Centocor and CBSI will agree upon and share the cost of a third party quality or regulatory compliance expert who will make the final decision on the issue in dispute.

          12.3 Maintenance of Records. CBSI shall maintain for XXXXXX
               ----------------------
               after termination of this Agreement all quality assurance manufacturing records, samples relating to each Batch sufficient to substantiate and verify its duties and obligations hereunder, Batch production records and other records related in any way to the Manufacture of the Drug Substance and as may be necessary to comply with Regulatory Requirements, including without limitation, records

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               of orders received, Drug Substance manufactured, work in process, Drug Substance analysis and quality control tests, disposal of Waste, and other similar records. Before destruction of any such records, CBSI shall provide Centocor with at least sixty (60) days prior written notice of the intended destruction and, if requested by Centocor, will provide Centocor with copies of any such records or originals as requested by Centocor. Notwithstanding the foregoing, at any time after XXXXXX years from the date of Manufacture of each Batch (or such longer period as may be required by applicable laws or regulations), CBSI may dispose of or deliver to Centocor any records relating to such Batch in accordance with Centocor's instructions. If Centocor fails to give said instructions, CBSI shall so notify Centocor; and if said instructions are still not forthcoming within sixty
               (60) days of said notification, then CBSI may destroy such property in accordance with SOPs.


     13.  Regulatory Matters.
          ------------------

          13.1 Inspections. CBSI will notify Centocor immediately (within 24
               -----------
               hours) of any regulatory inspections that involve Drug Substance supplied or to be supplied to Centocor. CBSI will notify Centocor of any issues that affect regulatory approval, filings, Drug Substance supplied or continued supply of the Drug Product. If Centocor deems appropriate, Centocor has the option of attending the inspection to address Drug Substance and Drug Product related issues.

          13.2 CBSI's Filings. Centocor is authorized to review and approve all
               --------------
               regulatory filings or communications between CBSI and any regulatory agency that affect Centocor's Drug Product or registration.

          13.3 Regulatory Submissions. Centocor shall be responsible for all
               ----------------------
               routine submissions (e.g. annual reports, stability updates) as well as all submissions regarding changes to the licensed manufacturing process for Drug Substance to the FDA and/or the HPB or any successors thereto. Centocor shall be responsible for filing and obtaining approval for all submissions to the FDA and HPB pertaining to the Manufacture and testing of Drug Substance by CBSI and Centocor shall own all such submissions. CBSI shall provide to Centocor, in a timely manner, all assistance reasonably requested to prepare a regulatory submission including, but not limited to, the regulatory support services stated in the Scope of Work. Regulatory services not covered in the Scope of Work will be separately invoiced and be paid for by Centocor at CBSI's reasonable standard rates for such services. CBSI agrees to comply with all commitments

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               made in regulatory submissions regarding CBSI's manufacturing responsibilities as described herein.

          13.4 Regulatory Responsibilities. Centocor shall be responsible for
               ---------------------------
               the compliance of the Drug Product, including the Specifications for Drug Product, with the FDA, the HPB and all required regulatory standards. CBSI shall be responsible for compliance with cGMPs and all applicable Regulatory Requirements in the Manufacture of Drug Substance except that Centocor is responsible for the Release of Drug Substance. Each Party will provide reasonable assistance to the other, at no charge, if necessary to respond to FDA and/or HPB and other regulatory agency audits, inspections, inquiries or requests concerning the Drug Substance or the Manufacture of the Drug Substance.

          13.5 Regulatory Plan. Centocor agrees to prepare a written plan
               ---------------
               setting forth the obligations of each Centocor and CBSI with regard to compliance with Regulatory Requirements for the Manufacture of Drug Substance (the "Regulatory Plan"). CBSI shall review, and the Parties shall mutually agree on the Regulatory Plan prior to implementation. The Regulatory Plan shall be completed within six months after the Effective Date, and shall be attached to this Agreement as XXXXXX and incorporated herein by reference.

          13.6 Notices Regarding Safety of Products. Each Party shall provide
               ------------------------------------
               the other Party with prompt notice of any information either of them receive regarding the safety of the Drug Product, including any confirmed or unconfirmed information on adverse, serious or unexpected events associated with the use of the Drug Product. For serious, unexpected events, notice must be given by telephone within three (3) calendar days after receipt of the information, and followed by written notice not less than two (2) calendar days thereafter. All responsibility and cost for filing any reports with the FDA concerning such reactions (including Drug Experience Reports) caused by the Drug Substance Manufactured for Centocor shall be borne by Centocor. Furthermore, Centocor will be responsible at its cost for handling all Drug Product complaints. CBSI will provide reasonable assistance in responding to any complaints including reviews of retained samples and Batch records as well as testing the Drug Product engendering a complaint against the appropriate retained samples, if required, and Centocor will reimburse CBSI for reasonable out of pocket expenses incurred therewith. The costs of such testing shall be borne by Centocor; however, if it is determined that the Drug Product complaint was directly or indirectly caused by CBSI's Manufacture and if the Drug Product complaint is related to the Drug Substance's failure to

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               conform to any of its Specifications or other requirements under this Agreement and/or the Quality Requirements, CBSI shall reimburse Centocor for the costs of such testing.


     14.  CBSI Representations and Warranties. CBSI represents and warrants to
          -----------------------------------
          Centocor, in addition to the other representations and warranties set forth in this Agreement, that:

          14.1 Corporate Organization, Good Standing and Qualification to do
               -------------------------------------------------------------
               Business. CBSI is a corporation duly and validly existing under
               --------
               the laws of the State of Delaware. CBSI is in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business and is in good standing in the State of North Carolina.

          14.2 Power and Authority and Agreement Validity. CBSI has the
               ------------------------------------------
               corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by CBSI of this Agreement has been duly and validly authorized, and no additional authorization or consent is required in connection with the execution, delivery and performance by CBSI of this Agreement.

          14.3 Due Execution. This Agreement has been duly executed and
               -------------
               delivered by CBSI and constitutes the valid and legally binding obligation of CBSI, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally from time to time in effect and general principles of equity.

          14.4 No Conflict. To the best of CBSI's knowledge, the execution and
               -----------
               delivery of this Agreement do not, and the consummation by CBSI of the transactions contemplated hereby and the performance by CBSI of its obligations hereunder will not, violate the provisions of, or constitute a default or give rise to rights of any entity under, (i) CBSI's Articles of Incorporation or Bylaws or (ii) any law applicable to CBSI or (iii) any judgment, decree or order of any court or governmental or regulatory agency applicable to CBSI, its subsidiaries, its Affiliates or their respective assets or (iv) any agreement, contract or commitment to which CBSI or any of its subsidiaries or Affiliates is a party or by which they or their respective assets are bound.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          14.5 Litigation. To CBSI's knowledge, there is no pending or
               ----------
               threatened lawsuit or proceeding of any governmental or regulatory authority against or concerning CBSI in connection with the type of services to be provided by CBSI hereunder which, if adversely determined, would (i) prohibit the execution, delivery or performance of this Agreement or (ii) have a material adverse effect on CBSI or on CBSI's ability to consummate the transactions contemplated hereby or to perform its obligations under this Agreement.

          14.6 Condition of Assets. All property of CBSI and its subsidiaries
               -------------------
               and Affiliates, whether real or personal, that is used in the production or Manufacture of the Drug Substance is in good condition, reasonable wear and tear excepted, and is sufficient for its intended use pursuant to this Agreement.

          14.7 Compliance with Specifications and Quality Agreement. All Drug
               ----------------------------------------------------
               Substance, Manufactured and supplied hereunder, shall comply with the requirements of the Specifications and of the Quality Requirements and the requirements of this Agreement.

          14.8 THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE SERVICES PROVIDED UNDER THIS AGREEMENT AND THE MANUFACTURE OF THE DRUG SUBSTANCE, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND CBSI HEREBY EXPRESSLY DISCLAIMS ALL SUCH OTHER WARRANTIES OR ANY WARRANTY THAT THE DRUG SUBSTANCE PRODUCED HEREUNDER WILL SATISFY THE REQUIREMENTS OF ANY REGULATORY AGENCY AT THE TIME OF A REGULATORY SUBMISSION REGARDING SUCH DRUG TO SUCH AGENCIES REGARDLESS OF WHETHER CBSI IS FAMILIAR WITH THE PURPOSES FOR WHICH CENTOCOR INTENDS TO USE THE DRUG SUBSTANCE.


     15.  CBSI Covenants. CBSI covenants and agrees that throughout the term of
          --------------
          this Agreement:

          15.1 Maintenance of Licenses, Permits, etc. CBSI will maintain in
               -------------------------------------
               effect during the term of this Agreement any and all federal, state and/or local licenses, regulatory approvals, registrations and permits which may be required to be maintained by CBSI in order to Manufacture the Drug Substance hereunder.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          15.2 Compliance with Law. In its performance of this Agreement, CBSI
               -------------------
               will comply with all applicable federal, state and local laws, regulations and executive orders and amendments thereto and all Regulatory Requirements.

          15.3 Performance Standards. CBSI will Manufacture the Drug Substance
               ---------------------
               in strict compliance with all of the Specifications, the Quality Requirements, the terms of this Agreement and in strict compliance with all requirements of the Product's FDA and HPB approvals.

          15.4 Storage and Handling. CBSI will store and handle all Materials
               --------------------
               and the Drug Substance in compliance with the storage and handling conditions set forth in the Specifications and Quality Requirements.

          15.5 Certain Actions. CBSI will not take any action or omit to take
               ---------------
               any action that could reasonably be expected to interfere with, or impair or jeopardize, its ability to supply the Drug Substance, in accordance with this Agreement, including without limitation, the Specifications, the Quality Requirements and Regulatory Requirements.

          15.6 Notifications. CBSI will notify Centocor promptly within fifteen
               -------------
               (15) days in writing of any material civil, criminal or administrative action brought against CBSI, its directors, officers, employees or agents which could reasonably be expected to have a material adverse effect on CBSI or on CBSI's ability to consummate the transactions contemplated hereby or to perform its obligations under this Agreement and promptly provide Centocor with reasonably detailed information regarding CBSI's handling of each such action.

          15.7 Testing and Specifications. CBSI agrees to perform all tests
               --------------------------
               listed in the Specifications and/or the Quality Requirements in the manner set forth in the Specifications and/or the Quality Requirements. CBSI will promptly report to Centocor in writing all test results that do not comply with the Specifications and/or the Quality Requirements.

          15.8 Insurance. Upon request from Centocor, CBSI shall furnish to
               ---------
               Centocor an insurance carrier's certificate showing that CBSI has Workmen's Compensation, Comprehensive General Liability and Property Damage insurance coverage in amounts and coverages reasonably acceptable to Centocor and/or as may be required by this Agreement. The certificate shall set forth the amount of coverage, policy number and date of expiration. CBSI shall maintain in force during the term of this Agreement the insurance stated in Section 19.1 of this Agreement.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          15.9 Manufacturing Capacity. CBSI hereby covenants that as of the date
               ----------------------
               of commencement of commercial production of Drug Substance, CBSI shall have and shall maintain sufficient capacity available at the Facility for Manufacture of XXXXXX of commercial production Drug Substance for a period of ten years. This ten year period will commence from the date commercial production of Drug Substance has actually begun.


     16.  Centocor's Representations and Warranties. Centocor represents and
          -----------------------------------------
          warrants to CBSI, in addition to the other representations and warranties set forth in this Agreement, as follows:

          16.1 Corporate Organization. Centocor is a corporation duly organized
               ----------------------
               and validly existing under the laws of the Commonwealth of Pennsylvania.

          16.2 Power and Authority and Agreement Validity. Centocor has the
               ------------------------------------------
               corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Centocor of this Agreement has been duly and validly authorized, and no additional authorization or consent is required in connection with the execution, delivery and performance by Centocor of this Agreement.

          16.3 Due Execution. This Agreement has been duly executed and
               -------------
               delivered by Centocor and constitutes the valid and legally binding obligation of Centocor, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other rights generally affecting the enforcement of creditors' rights generally from time to time in effect and general principles of equity.

          16.4 No Conflict. To the best of Centocor's knowledge, the execution
               -----------
               and delivery of this Agreement does not, and the consummation by Centocor of the transactions contemplated hereby and the performance by Centocor of its obligations hereunder will not, violate the provisions of, constitute a default or give rise to rights of any entity under, (i) Centocor's corporate documents, or (ii) any law applicable to Centocor, or (iii) to Centocor's knowledge, any judgment, degree or order of any court or governmental or regulatory agency applicable to Centocor, or (iv) to Centocor's knowledge, any agreement, contract or commitment to which Centocor is a party or by which it is bound, (v) or to Centocor's knowledge, the Consent Order.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          16.5 XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               XXXXXX

     17.  Centocor Covenants. Centocor covenants and agrees that:
          ------------------

          17.1 Maintenance of License and Permits, etc. Centocor will maintain
               ---------------------------------------
               in effect during the term of this Agreement any and all federal, state and/or local licenses, regulatory approvals, registrations and permits which may be required to be maintained by Centocor in order for CBSI to Manufacture the Drug Substance hereunder.

          17.2 Compliance with Law. In its performance of this Agreement,
               -------------------
               Centocor will comply with all applicable federal, state and local laws, regulations and executive orders and amendments thereto and all Regulatory Requirements, and the Consent Order.

          17.3 Certain Actions. Centocor will not take any action or omit to
               ---------------
               take any action that could be reasonably be expected to interfere with, or impair or jeopardize, CBSI's ability to Manufacture the Drug Substance in accordance with this Agreement, including, without limitation, the Specifications and the Quality Requirements.


     18.  Indemnification.
          ---------------

          18.1 CBSI shall indemnify Centocor and its Affiliates and their respective officers, directors and employees (the "Centocor Group") from any loss, damage, cost or expense (including reasonable attorneys' fees)(a "Loss") arising from any

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               lawsuit, action, claim, demand, assessment or proceeding (a "Claim") arising from or related to (i) personal injury or property damage arising or occurring during the Manufacture of the Batch as a result of CBSI's negligence, gross negligence or intentional misconduct or inaction of CBSI in the performance of its obligations under this Agreement, Scope of Work or Quality Requirements; or (ii) CBSI's violation, non-conformance or non-performance of any of the terms of this Agreement or CBSI's breach of any representation or covenant made herein, provided that if such Loss or Claim arises in whole or in part from Centocor's negligence, gross negligence or intentional misconduct or inaction, then the amount of the Loss that CBSI shall indemnify Centocor for pursuant to this Section 18 shall be reduced by an amount in proportion to the percentage of Centocor's responsibilities for such Loss determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the parties.

          18.2 Centocor shall indemnify CBSI and its Affiliates and their respective officers, directors, employees and agents (the "CBSI Group") from any Claim or Loss arising from or related to (i) personal injury to any employee of the CBSI Group or the Centocor Group directly or indirectly caused by Material or Equipment provided by Centocor hereunder; (ii) CBSI's strict and complete performance of its obligations under this Agreement or the Scope related thereto; (iii) the Drug Substance, the Quality Requirements or any aspect of the Scope of Work which violates any applicable law, rule, regulation or ordinance, or the Consent Order; (iv) the Drug Substance's harmful or otherwise unsafe effect, including, without limitation, a Claim based upon Centocor or any other person's use, consumption, sale, distribution or marketing of Drug Substance; (v) the negligence, gross negligence or intentional misconduct or inaction of Centocor in the performance of its obligations under this Agreement or Scope of Work, (vi) any alleged infringement of any patent, trademark, copyright or any other intellectual property right arising from CBSI's performance of this Agreement, including, without limitation, the making, using, selling, production or creation of the Drug Substance or use of the Materials and the expression systems and process used to make, create or produce the Drug Substance, or (vii) Centocor's violation, non-conformance or non-performance of any of the terms of this Agreement or Centocor's breach of any representation or covenant made herein; provided that if such Loss or Claim arises in whole or in part from CBSI's negligence, gross negligence or intentional misconduct or inaction, then the amount of such Loss that Centocor shall indemnify the CBSI Group for pursuant to this
               Section 18 shall be reduced by an amount in proportion to the percentage of CBSI's responsibilities for such Loss as determined by a

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the parties.

          18.3 Indemnification Procedure. The indemnified party shall give
               -------------------------
               prompt written notice to the indemnifying party of any suits, claims or demands by third parties or the indemnified party which may give rise to any loss for which indemnification may be required under this Section 18; provided, however, that the
                                               --------  -------
               failure to give such notice shall not impair the obligation of the indemnifying party to provide indemnification hereunder except if and to the extent that such failure materially impairs the ability of the indemnifying party to defend the applicable suit, claim or demand. The indemnifying party shall be entitled to assume the defense and control of any suit, claim or demand of any third party at its own cost and expense; provided, however,
                                                            --------  -------
               that the other party shall have the right to be represented by its own counsel at its own cost in such matters. In the event that the indemnifying party shall decline to assume control of any such suit, claim or demand, the party entitled to indemnification shall be entitled to assume such control, conduct the defense of, and settle such suit, claim or action, all at the sole cost and expense of the indemnifying party. Neither the indemnifying party nor the indemnified party shall settle or dispose of any such matter in any manner which would adversely impact the rights or interests of the other party without the prior written consent of the indemnified party, which shall not be unreasonably withheld. Each party shall cooperate with the other party and its counsel in the course of the defense of any such suit, claim or demand, such cooperation to include using reasonable efforts to provide or make available documents, information and witnesses. XXXXXX Such indemnification shall not be subject to the proportional reduction referred to in Section 18.2.


     19.  Insurance.
          ---------

          19.1 CBSI Insurance. CBSI agrees (i) to obtain and maintain at its
               --------------
               cost and expense, while this Agreement is in effect, (a) commercial general liability insurance, including commercially reasonable coverage for the risks assumed by CBSI in Section 10.2 of this Agreement; (b) products liability insurance with coverage limits of not less than XXXXXX per occurrence and

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               XXXXXX in the aggregate; (c) property damage insurance with coverage limits of not less than XXXXXX per occurrence; and
               (d) the Errors and Omissions Insurance; (ii) not to cancel the insurance or reduce the coverage without giving at least thirty
               (30) days prior written notice to Centocor. CBSI shall cause Centocor to be a named additional insured party on each insurance policy. In the event of cancellation or termination of the coverage described herein, CBSI shall immediately obtain substitute or replacement coverage.

          19.2 Centocor Insurance. Centocor agrees to obtain and maintain at its
               ------------------
               cost and expense, while this Agreement is in effect, commercial general liability insurance and products liability insurance in commercially reasonable amounts.


     20.  Recall. If Drug Product must be recalled by reason of failure to meet
          ------
          any Regulatory Requirement, Centocor shall have the sole responsibility to effect the recall. However, CBSI shall cooperate as reasonably required in Centocor's efforts. Centocor shall reimburse CBSI for any costs reasonably expended by CBSI to effect the recall, unless the recall is required due to a failure of CBSI to conform in all material respects to the Specifications or the Quality Requirements. If the failure to meet applicable requirements resulting in a recall is caused by the negligently or intentionally wrongful act or omission of CBSI, CBSI shall reimburse Centocor for (a) any cost reasonably expended by Centocor to effect the recall; (b) any amount paid by Centocor for Materials used in recalled Drug Product; (c) shipping fees and Manufacture fees paid to CBSI for recalled Drug Product and for any Drug Product that cannot be shipped due to the condition requiring the recall; provided however that any reimbursement by CBSI shall not exceed amounts actually paid by Centocor for the recall.


     21.  Confidentiality.
          ---------------

          21.1 Definition of Confidential Information. During the term of this
               --------------------------------------
               Agreement, the Parties may provide to one another confidential information, or may receive from Boehringer Mannheim, the Trustee or Roche as the designees of Centocor, documents or other materials which may be unpublished, including without limitation, unpatented technical and other information which is not in the public domain, information comprising or relating to concepts, discoveries, data, formulae, the Active Ingredient, the Master Cell Bank, the Manufacturer's Working Cell Bank, inventions, procedures for experiments and tests and results of experimentation and testing, results of research, development processes, manufacturing processes, specifications and

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               techniques, economic information, business or research strategies, trade secrets, the cell line of the Drug Product, patents, unpublished patent applications and material embodiments thereof. As used herein, "Confidential Information" means any of such information or documents described above or any other information or documents furnished for the purposes of Manufacturing the Drug Substance which is furnished to or comes to the attention of either Party and shall include without limitation, the terms of this Agreement, information provided by Roche or Boehringer Mannheim or their representatives regarding the Drug Substance or Drug Product or the manufacturing process for the Drug Substance or Drug Product, information that consists of, or relates to, an unpublished patent application, know-how, technical specifications, the Specifications, development processes, manufacturing processes, operating manuals, services information concerning current, future or proposed products and services, Drug Product and service descriptions, financial or Drug Substance or Drug Product forecasts or plans, security procedures or passwords, computer programs, customer or client or prospective customer or client lists and printouts, records, and any or all other information, data or material relating to the business trade secrets and technology of either Party.

          21.2 Confidentiality and Non-Use. Both Parties shall maintain in
               ---------------------------
               strict confidence all such Confidential Information and both Parties shall take all steps necessary to ensure that such Confidential Information does not enter the public domain or come into the possession of unauthorized persons, provided however,
                                                            ----------------
               that if and to the extent that disclosure is required by applicable law, or to obtain regulatory approvals, such Party seeking to disclose the Confidential Information may disclose such Confidential Information after giving the other Party prior written notice of the intended disclosure. CBSI shall not use such Confidential Information for any purpose other than for the Manufacture and provision of Drug Substance hereunder and shall not use the Confidential Information in any way, directly or indirectly, detrimental to Centocor. Both Parties will ensure that only those of its officers and employees who are directly concerned with carrying out this Agreement have access to such Confidential Information and are informed of the secret and confidential nature of it. Each Party will maintain a secure system for the storage and handling of Confidential Information.

          21.3 Exclusions. Confidential Information shall not include
               ----------
               information that: (i) is shown by contemporaneous documentation of the recipient to have been in its possession prior to receipt from the providing Party or its designee and was not acquired, directly or indirectly, from any person in violation of a

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               restriction on disclosure in favor of the providing Party; (ii) is or becomes, through no fault of the recipient, publicly known;
               (iii) is furnished to the recipient by a third party without breach of a duty to the disclosing Party and without any obligation of confidentiality; or (iv) is made public by the party otherwise having the right to keep the Confidential Information confidential.

          21.4 Required Notifications. Each Party shall notify the other
               ----------------------
               immediately if a subpoena or other legal process or demand related to the Confidential Information is served upon or received by such Party or any of its employees, contractors, subcontractors or agents, and such Party shall cooperate at the other Party's expense in any lawful effort to contest such subpoena or other legal process or demand.

          21.5 Injunctive Relief. Each Party acknowledges and agrees that any
               -----------------
               breach or threatened breach of this Section 21 may result in immediate and irreparable harm and that in such event there may be no adequate remedy at law. Either Party shall therefore be entitled to seek immediate injunctive relief, specific performance, and other equitable relief for such breach or threatened breach, and such resort to any such equitable relief shall not be deemed to waive or to limit in any respect any right or remedy which either Party may have with respect to such breach or threatened breach.

          21.6 Return of Confidential Information. Upon any expiration or
               ----------------------------------
               termination of this Agreement, subject to Section 12.3 of this Agreement, each Party shall, at the request or without the request of the other Party, either return or destroy (as evidenced by a written certificate of destruction) all Confidential Information previously furnished by the other Party; provided however, that each Party shall be entitled to retain one
               ----------------
               (1) copy of such Confidential Information for archival purposes.

          21.7 Use of Name. Neither Party shall, without the prior consent of
               -----------
               the other party, use in advertising, publicity or otherwise, the name, trademark, logo, symbol or other image of the other Party.

          21.8 Survival. All obligations of confidentiality and non-use imposed
               --------
               under this Section 21 shall survive the expiration or termination of this Agreement for any reason for a period of ten (10) years.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     22.  License Solely for Purpose of Manufacture.
          -----------------------------------------

          22.1 License Grant. Centocor hereby grants to CBSI a non-exclusive,
               -------------
               royalty-free license, without right to sublicense, to use the manufacturing technology, trade secrets and know-how used to manufacture the Drug Substance ("Manufacturing Process") solely and exclusively for the purpose of performing the Manufacture of the Drug Substance, in accordance with terms and conditions of this Agreement, such license to terminate immediately upon the termination of this Agreement by either Party.

          22.2 No Implied License. Subject to Section 22.1, nothing in this
               ------------------
               Agreement does, is intended to, or shall be construed to create, confer, give effect to or otherwise imply in CBSI or anyone claiming through CBSI any license, right, or property interest, in or to Centocor patents or patent rights, Centocor trademarks or trade names, or any other Centocor trade secrets, know how or property.


     23.  Establishment of Proprietary Position.
          -------------------------------------

          23.1 Ownership. CBSI will promptly inform Centocor of any ideas,
               ---------
               improvements and inventions arising out of the performance of Manufacture of Drug Substance under this Agreement solely by CBSI personnel or by CBSI personnel jointly with employees from Centocor. Inventions, including inventions relating to manufacturing methods and processes, made solely by CBSI personnel and any patent applications and patents thereon shall be owned by CBSI ("CBSI Inventions"). XXXXXX

          23.2 CBSI Patent Responsibilities. CBSI shall be responsible for
               ----------------------------
               filing and prosecuting United States and foreign patent applications on CBSI Inventions. While CBSI shall be responsible for making decisions regarding the scope and content of any such applications and prosecution thereof, Centocor shall have an opportunity to review and provide input thereto. The expenses in connection with filing and prosecution of any such patent applications, United States and/or foreign, and the maintenance of issued patents thereon shall be borne by CBSI.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          23.3 Centocor Patent Responsibilities. Centocor shall be entitled to
               --------------------------------
               file and prosecute United States and/or foreign patent applications on jointly owned inventions. CBSI and Centocor shall be jointly responsible for making decisions regarding the scope and content of applications and prosecution thereof on any such jointly owned inventions. CBSI will assist in assembling inventorship information and data for filing patent applications on jointly owned inventions. Decisions on when, where and whether to file on jointly owned inventions will be made by Centocor after consulting with CBSI. The expenses in connection with filing and prosecution of any jointly owned patent applications, United States and/or foreign, and the maintenance of issued patents thereon shall be borne by Centocor.

          23.4 CBSI Election Not to File Patent. In the event that CBSI elects
               --------------------------------
               not to file a patent application on any CBSI Invention or decides to discontinue prosecution or maintenance of any such application or maintenance of any patent issued thereon, Centocor may at its own expense file, prosecute and/or maintain any such patent application or patent as the case may be. If Centocor assumes responsibility of jointly owned patent applications or patents under this subparagraph, Centocor, upon written request from CBSI, shall grant to CBSI a royalty-free license thereunder.

          23.5 Centocor Election Not to File Patent. In the event that Centocor
               ------------------------------------
               elects not to file a patent application on any invention referred to in Paragraph 23.3 or decides to discontinue prosecution or maintenance of any such application or maintenance of any patent issued thereon, CBSI may at its own expense file, prosecute and/or maintain any such patent application or patent as the case may be. If CBSI assumes responsibility of jointly owned patent applications or patents under this subparagraph, CBSI, upon written request from Centocor, shall grant to Centocor a royalty-free license thereunder.

          23.6 License to Centocor.
               -------------------

               (a) In consideration of Centocor's promises and covenants and other consideration hereunder, CBSI hereby grants to
                    Centocor:

                    (i) an exclusive, worldwide royalty-free license to make or have made, use or sell Drug Substance and/or Drug Product using CBSI Inventions or joint inventions of Centocor and CBSI;

                    (ii) an exclusive, worldwide royalty-free license under any patent rights to CBSI Inventions or joint inventions of CBSI to make,

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                          have made, use and sell Drug Substance and or Drug Product; and

                    (iii) the licenses granted by CBSI to Centocor under
                          Paragraphs 23.6(i) and 23.6(ii) shall include the right to grant sublicenses of no greater than the license granted to Centocor hereunder.


     24.  Term.
          ----

          24.1 Initial Term. This Agreement shall begin on the Effective Date
               ------------
               and shall expire ten years after the date CBSI begins commercial production of Drug Substance (the "Initial Term"), unless earlier terminated pursuant to Section 26.

          24.2 Extensions. Centocor will have the right, exercisable by written
               ----------
               notice to CBSI given no later than twelve (12) months before the expiration of the Initial Term, to request that the term of this Agreement be extended for an additional three or four years, at Centocor's sole option.


     25.  Termination and Default.
          -----------------------

          25.1 Termination by Centocor. In addition to the termination of this
               -----------------------
               Agreement upon expiration of its Initial Term or any extension thereof, Centocor may at any time terminate this Agreement as follows: (a) after initiation of Manufacture of commercial production Drug Substance by CBSI by providing XXXXXX written notice to CBSI; or (b) during the Development Phase, without incurring any further liability with respect to the Agreement, by providing written notice to CBSI that for reasons other than a material wrongful act or omission of Centocor, in Centocor's reasonable opinion (i) the process used by Boehringer Mannheim to manufacture Retavase(TM) Drug Substance does not transfer to the Facility; (ii) CBSI fails to deliver the deliverable set forth in
               Section 2.5(b)(5) of this Agreement, (iii) CBSI is unable to deliver any deliverable as set forth in Section 2.5(b) as the result of force majeure; or (iv) a Modification as defined in
               Section 2.5(c)(i) is unacceptable to Centocor after good faith negotiations by the Parties.

          25.2 Termination by CBSI. CBSI may terminate this Agreement after
               -------------------
               initiation of Manufacture of commercial production Drug Substance by CBSI by giving Centocor XXXXXX prior written notice to Centocor. CBSI may

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               not terminate this Agreement for any reason during the Development Phase. Notwithstanding the foregoing, CBSI may terminate this Agreement at any time upon XXXXXX written notice in the event Centocor is in default of a material obligation under this Agreement which Centocor fails to cure within thirty
               (30) days after a face to face meeting of the Executive Liaisons pursuant to Section 29.2(a). Such face to face meeting shall occur within fifteen (15) days of receipt by Centocor of written notice of termination for material breach by CBSI.

          25.3 Right to Termination is Additional Right. The right to terminate
               ----------------------------------------
               this Agreement shall be in addition to and not in substitution or limitation of any other rights available under this Agreement or under applicable law.

          25.4 Termination Prior to Commencement of Commercial Production. In
               ----------------------------------------------------------
               the event that Centocor terminates this Agreement prior to the completion of the Development Phase for a reason other than (a) reasons provided in Section 25.1(b) herein, or (b) any other failure of CBSI to perform its material obligations under this Agreement for the Development Phase, Centocor will pay CBSI a termination fee of XXXXXX ("Termination Fee") and Centocor will pay the amounts due for completion of the Development Phase deliverable in process at the time of termination. Payment of the amounts due under this Section 25.4 and amounts due and owing to CBSI under this Agreement as of the date of termination by Centocor shall be made by Centocor XXXXXX after the date of the written notice from Centocor to CBSI terminating this Agreement. Payment of the amounts due under this Section 25.4 shall constitute full and complete payment by Centocor to CBSI for any services rendered or costs incurred by CBSI as the result of this Agreement. Upon receipt of payment of amounts due under this
               Section 25.4 by CBSI, neither party shall have any further obligation to the other.

          25.5 Termination After Commencement of Commercial Production. In the
               -------------------------------------------------------
               event that Centocor terminates this Agreement after commencement of commercial production, CBSI will supply to Centocor sufficient Drug Substance to meet the XXXXXX months Forecast, incorporating the minimum annual purchase requirement of XXXXXX The parties agree that in no event is Centocor required to purchase more than ten years of commercial production of Drug Substance.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          25.6 Transition. In addition to any rights Centocor may have under
               ----------
               this Agreement or under applicable law, in the event of the expiration or termination of this Agreement for any reason, CBSI agrees to return to Centocor within ninety (90) days of termination of this Agreement all Manufacturer's Working Cell Banks, Drug Substance, Equipment and XXXXXX in CBSI's possession, provided that, in the event that Centocor, at its sole discretion, elects not to have some or all of the Equipment returned to it after expiration or termination of this Agreement, CBSI may purchase such Equipment from Centocor at a commercially reasonable price that is mutually agreeable to CBSI and Centocor. Shipping, insurance and other costs of transportation shall be borne by Centocor. CBSI agrees to work with Centocor for a period of up to two (2) years to effect an orderly termination of this Agreement, as may be reasonably requested by Centocor, including without limitation, the return of Confidential Information.

          25.7 Transition Costs. In the event that CBSI terminates this
               ----------------
               agreement without cause, CBSI will pay all reasonable costs for transitions incurred by Centocor and CBSI during the transition period. In the event that CBSI terminates this Agreement with cause, Centocor will pay all reasonable costs for transition incurred by Centocor and CBSI during the transition period. In the event that Centocor terminates this Agreement for cause, CBSI will pay all reasonable costs incurred by Centocor and CBSI for transition during the transition period. In the event that Centocor terminates this Agreement without cause, Centocor will pay all reasonable costs incurred by Centocor and CBSI for the transition period. If the parties mutually agree to terminate this Agreement, the reasonable costs for transition shall be shared equally by Centocor and CBSI.


     26.  Independent Contractor Status. The relationship of Centocor and CBSI
          -----------------------------
          established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to: (i) give either Party the power to direct or control the day to day activities of the other; (ii) constitute the Parties as partners, joint-ventures, co-owners or otherwise as participants in a joint or common undertaking; or (iii) allow a Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever. Nothing in this Agreement will give rise to the creation of any labor relation by or between either Party and any employees of the other Party.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     27.  Assignability.
          -------------

          27.1 Centocor. Centocor may, without the prior consent of CBSI, assign
               --------
               this Agreement or any of its rights or obligations hereunder to any parent, subsidiary or Affiliate of Centocor. Such assignee may, without the prior written consent of CBSI, assign this Agreement or any of the rights or obligations hereunder back to Centocor or to any parent, subsidiary or Affiliate of Centocor.

          27.2 CBSI. Neither this Agreement nor any of the rights or obligations
               ----
               hereunder shall be assignable or otherwise transferable by CBSI without the prior written consent of Centocor, such consent not to be unreasonably withheld.

          27.3 Permitted Assigns and Successors. This Agreement shall be binding
               --------------------------------
               upon, and inure to the benefit of, the permitted assigns and successors of the Parties hereto.


     28.  Force Majeure.
          -------------

          28.1 Force Majeure Defined. Neither CBSI nor Centocor are liable to
               ---------------------
               perform any of its obligations in so far as it proves to the other Party:

               (i) that the failure was due to an occurrence beyond the control of the Party affected including but not limited to acts of God, fire, explosion, weather, disease, war, insurrection, riot, government action or power failure; and

               (ii) that it could not reasonably be expected to have taken into account the occurrence and the effects of the occurrence upon its ability to perform at the time of the acceptance of a Purchase Order; and

               (iii) that it could not reasonably have avoided or overcome the occurrence or at least its effects.

          28.2 Force Majeure Limited. No Party shall have the right to avail
               ---------------------
               itself of this article in the event the force majeure occurrences arises from an act or from any negligence of that Party.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          28.3 Excused from Performance. Either Party shall upon written notice
               ------------------------
               to the other Party be excused from performance of its obligations under the Agreement only for so long as force majeure may continue.

          28.4 Bear Own Cost. Each Party shall bear its own costs arising out of
               -------------
               or resulting from the occurrence of any force majeure event.

          28.5 Adjustment of Forecast. As soon as the force majeure situation
               ----------------------
               has ended, or as earlier as is feasible, the rolling forecast for at least the next four (4) Calendar Quarters shall be adjusted in good faith with the other Party.

          28.6 XXXXXX


     29.  Miscellaneous Provisions.
          ------------------------

         29.1     Limitation of Damages.
                  ---------------------

                  (a)  Development Phase. Centocor shall not be entitled to
                       -----------------
                       Special Damages arising in connection with a breach of, negligent performance of and/or failure to perform of CBSI's obligations under this Agreement, the Scope of Work or any documents or attachments with regard thereto to the extent such breach, negligence or failure to perform directly relate to and occur during the Development Phase.

                  XXXXXX

                  XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                    XXXXXX


          29.2 Dispute Resolution.
               ------------------

               (a)  Senior Executive Meeting. In the event any dispute shall
                    ------------------------
                    arise between Centocor and CBSI with respect to any of the terms and conditions of this Agreement, then the Executive Liaisons of Centocor and CBSI shall meet as promptly as practicable after notice of such dispute to resolve in good faith such dispute.

               (b)  Arbitration.
                    -----------

                    (i) If Centocor and CBSI are unable to resolve satisfactorily the dispute, then such dispute shall be settled by arbitration conducted in the English language in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). The arbitration shall be conducted by one arbitrator chosen by mutual agreement of the Parties. If the Parties are unable to agree on an arbitrator, they shall each pick one arbitrator and the two arbitrators shall choose a third arbitrator. The Parties will cooperate with each other in causing the arbitration to be held in as efficient and expeditious manner as practicable. Discovery in such arbitration shall be conducted in accordance with the Federal Rules of Civil Procedure and shall be completed within one year after initiation of the arbitration. Any arbitration proceeding instituted by a Party under this Agreement shall be brought in Philadelphia, Pennsylvania.

                    (ii) Any award rendered by the arbitrator(s) shall be final and binding upon the Parties hereto. Such award shall be issued by the arbitrators no later than two years after initiation of arbitration. Judgment upon the award may be entered in any court of record of competent jurisdiction. Each party shall pay its own expenses of

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                    arbitration and the expenses of the arbitrator(s) shall be equally shared unless the arbitrator(s) assesses as part of his, her or their award all or any part of the arbitration expenses of one Party (including reasonable attorney's fees) against the other Party. Punitive damages shall not be awarded to either party.

                    (iii)       Centocor and CBSI irrevocably and
                    unconditionally consent to the jurisdiction of any such proceeding and waives any objection that it may have to personal jurisdiction or the laying of venue of any such proceeding.

          29.3 Notices. Any notice or other communication hereunder shall be in
               -------
               writing and shall be deemed given when so delivered in person, by facsimile, by overnight courier (with receipt confirmed) or, if given by mail, upon receipt, as follows (or to such other persons and/or addresses as may be specified in writing to the other Party hereto);

               If to Centocor, to:      Centocor, Inc.
                                        200 Great Valley Parkway
                                        Malvern, PA  19355
                                        Attn: Corporate Secretary
                                        Facsimile: 610-651-6331

               With a copy to:          Vice President, Worldwide Operations

               If to CBSI, to:          CBSI Covance Biotechnology Services Inc.
                                        6051 George Watts Hill Drive
                                        P.O. Box 13865
                                        Research Triangle Park, NC  27709-3865
                                        Attn: President
                                        Facsimile:  919-468-7019

               With a copy to:          Senior Vice President, Commercial
                                         Development


          29.4 Entire Agreement and Modification. This Agreement together with
               ---------------------------------
               the Exhibits hereto, constitutes the entire Agreement between the Parties hereto and supersedes any previous agreements or understandings whether oral or written. In the event of a conflict between this Agreement and any of the Exhibits hereto, the provisions of this Agreement shall be valid and binding on each Party.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          29.5 Invalid Clauses. If a judicial determination is made that any of
               ---------------
               the provisions contained in this Agreement constitute an unreasonable restriction against any Party or are otherwise unenforceable, such provision or provisions shall be rendered void or invalid only to the extent such judicial determination finds such provision or provisions to be unreasonable or otherwise unenforceable, and the remainder of this Agreement shall remain operative and in full force and effect.

          29.6 Headings. The headings, contained in this Agreement are inserted
               --------
               for convenience only and shall not be construed to limit or otherwise modify its provisions.

          29.7 Governing Law. This Agreement shall be governed by and
               -------------
               interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its choice of law principles.

          29.8 Continuing Liability. Expiration or termination of this Agreement
               --------------------
               for any reason shall not release either Party from any liability, obligation or agreement which has already accrued nor affect the survival of any provision hereof which is expressly stated to survive such termination. Termination of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect any right, remedies or claims, whether for damages or otherwise, which a Party may have hereunder or which may arise out of or in connection with such termination.

          29.9 Survival. Notwithstanding any such termination, the obligations
               --------
               of the Parties in Sections 12.3, 13.6, 18, 20, 21, 23, 25.4,
               25.5, 25.6, 25.7 and 29 of this Agreement and the Quality Requirements shall survive termination of this Agreement.

         29.10 Language. This Agreement is in the English language, which
               --------
               language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

         29.11 Publicity. Except as otherwise provided in Section 21, neither
               ---------
               Party shall disclose this Agreement or any of the terms thereof to any third party except a Party's independent auditors and counsel, whether in writing or orally, without the prior written consent of the other Party. Either Party may make disclosure if but only to the extent such disclosure is, on advice of counsel, required by

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

               applicable law. The disclosing Party shall use all commercially reasonable efforts to preserve the confidentiality of this Agreement and the terms thereof notwithstanding any such required disclosure, and will give the other Party written notice of such required disclosure as reasonably far in advance thereof as is practical. In the event either Party is required to file this Agreement with the Securities and Exchange Commission or any other regulatory agency, such Party shall apply for confidential treatment of this Agreement to the fullest extent permitted by law, shall provide the other Party a copy of the confidential treatment request far enough in advance of its filing to give the other Party a meaningful opportunity to comment thereon, and shall incorporate in such confidential treatment request any reasonable comments of the other Party. Notwithstanding the foregoing, Centocor may disclose the terms of this Agreement to the Trustee.

         29.12 Remedies Not Exclusive. The rights and remedies contained in
               ----------------------
               this Agreement are cumulative and are not intended to waive or preclude any other claims, rights or remedies which may exist at law (whether statutory or otherwise) or in equity with respect to the matters covered hereby.


IN WITNESS WHEREOF, and intending to be bound hereby, Centocor and CBSI have
------------------
caused this Agreement to be executed.



CENTOCOR, INC.                   COVANCE BIOTECHNOLOGY
                                 SERVICES, INC.


MPR /s/ Joseph C. Scodari        /s/ V. Bryan Lawlis, Ph.D.
-------------------------        --------------------------
Joseph C. Scodari                V. Bryan Lawlis, Ph.D.
President and                    Chairman XXXXXX
Chief Operating Officer          Covance Biotechnology Services, Inc.
Centocor, Inc.


Date: 1/14/99                    Date: 1/15/99
      ----------------                 ------------------

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A:  XXXXXX
---------

Exhibit B:  Quality Requirements for the Manufacture and Supply of Retavase(TM)
---------   Drug Substance, including six (6) Attachments for the Drug
            Substance:


                     Attachment 1:  XXXXXX
                     Attachment 2:  XXXXXX
                     Attachment 3: Authorized Representatives of the Parties Attachment 4: XXXXXX
                     Attachment 5:  XXXXXX
                     Attachment 6:  XXXXXX


Exhibit C:  XXXXXX
---------

Exhibit D:  XXXXXX
---------

Exhibit E:  XXXXXX
---------

Exhibit F:  XXXXXX
---------

                       Confidential Treatment Requested

                                   Exhibit A

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                    Exhibit B

                    Quality Requirements for the Manufacture
                     and Supply of Retavase/TM/ Drug Substance


1.   Definitions

Unless otherwise defined herein, all definitions used within these Quality Requirements have the same meaning as defined in the Development and Manufacturing Services Agreement between Centocor and CBSI dated as of December 31, 1998 (the "Agreement").

These Quality Requirements for the Manufacture and Supply of Drug Substance XXXXXX are an integral and enforceable part of the Agreement. They specify the quality requirements and responsibilities required for the successful and acceptable Manufacture of the Drug Substance.

2.   Manufacturing standards

2.1  Product definition.

     Drug Substance will be Manufactured and tested in accordance with the manufacturing Batch Records and test methods which will be generated by CBSI and approved by Centocor.

2.2  Supply of Active Ingredient.

     Centocor will provide CBSI with the Materials and Equipment stated in
     Section 3 of the Agreement. CBSI will supply all other Materials for the Manufacture of Drug Substance including, but not limited to, those items designated in XXXXXX CBSI will only use Materials which have been released by its QA department. CBSL will take samples of all materials and store such samples for a minimum of two years after the date the sample was taken, or for a longer period, as reasonably requested by Centocor.

2.3  Batch numbering.

     CBSI will assign batch numbers for the Drug Substance upon completion of and prior to delivery to Centocor in accordance with SOPs.


        /s/ MPR JCS                     /s/ VBL
        -------------                   ---------
        JCS                             VBL

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.4  Processing responsibilities.

     CBSI will Manufacture and inspect the Drug Substance in strict accordance with cGMP, as set forth in 21 CER 211, as amended and updated from time to time, as well as the HPB Guide to GMP, and all other appropriate Regulatory Requirements.

2.5  Reprocessing.

     CBSI shall not reprocess a Batch without the prior written consent of an Authorized Representative of Centocor. Reprocess shall mean introducing an intermediate or active pharmaceutical ingredient that does not conform to established standards of specifications back into the process repeating a step that it part of the Validated Manufacturing process. The Authorized Representatives for Centocor and CBSI are listed in Attachment 3, which
                                                         ------------
     Attachment is incorporated herein by reference. Changes in the Authorized Representatives may be made by each Party with prior written notice to the other Party. CBSI shall not rework a Batch under any circumstances.

2.6  XXXXX

3.   Testing

3.1  General Testing.

     The Drug Substance will be tested by CBSI in accordance with the Validated and cross Validated test methods which will be written by CBSI and approved by Centocor Quality Product Development and Operation representatives in accordance with the provisions in Attachment 2.
                                       ------------

3.2  Provision of Samples to Centocor.

     In the event that Centocor requests samples of the Drug Substance and/or supplies of in-process materials for testing and/or storage, they will be shipped by CBSI to Centocor under the shipping conditions specified in the SOP for shipping the Drug Substance.

3.3  Expiry dating.

     CBSI will issue the expiration date for the Drug Substance based upon its currently approved shelf life. The expiry date will be printed in the format MMMYY for each batch of Product, e.g., Mar 99. The approved abbreviations are:

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     JAN = January;             FEB = February;           MAR = March;
     APR = April;               MAY = May;                JUN = June;
     JUL = July;                AUG = August;             SEP = September;
     OCT = October;             NOV = November;           DEC = December.

3.4  Packaging Specification

     Labeling and packaging of Drug Substance will comply with the Batch Record, SOPs and as provided in Section 5.5 of the Agreement.

4.   Quality Responsibilities

4.1  Process deviations.

     Any major unplanned deviations in Manufacture learned by CBSI after occurrence at the CBSI facilities shall be reported to Centocor's Authorized Quality Representative immediately. This includes non-conforming test results. CBSI will provide Centocor's Authorized Quality Representative a copy of all major deviations immediately via facsimile. Centocor will make every reasonable effort to review a temporary change request or quality deviation within five working days, either giving approval or disapproval to proceed to CBSI or requesting additional information. Centocor QA will review all deviations as part of the release process. The resolutions of the deviations must be approved by Centocor's Authorized Quality Representatives.

4.2  Changes to the Manufacturing Process

     CBSI will not make any material changes relating to the Drug Substance without obtaining the Centocor Quality and Operations Representatives' prior written approval. A material change is defined as any change that a) impacts the regulatory commitments for the Drug Product; b) may require revalidation; c) may affect the quality, purity, identity or strength of the Drug Product; d) would result in changing or modifying Centocor's or CBSI's Specifications, test methods, SOPs or Batch worksheet relating to the Drug Substance and/or (e) that is otherwise listed in Section 11 of the Agreement. Centocor will have access to all documentation upon request.

4.3  Changes to Quality Requirements

     These Quality Requirements or any part of them may be changed by the signed and dated written agreement of the Parties, such Parties to include from Centocor the Centocor Authorized Quality Representatives and the Authorized Operations Representatives.

4.4  Quality Review

     CBSI will provide Centocor's Authorized Quality Representative with a written annual summary of the Manufacture of the Drug Substance in a format acceptable to Centocor to assess compliance with Specifications at end of shelf life.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.5    Documentation

4.5.1  Transmission of documentation.

       CBSI will send the appropriate Batch documentation and a certificate of analysis for the Batch to the Centocor Authorized Quality Representative for review within five business days after CBSI approval of the Manufacture of the Batch. The documentation will include the data from the sterility test, Quality Control testing, Batch Records and all relevant deviations or investigations as applicable.

4.5.2  Statement of release.

       Upon release of a Batch, the Centocor Authorized Quality Representative will provide CBSI with a Release statement.

4.5.3  Retention of records.

       Records relating to Manufacture shall be maintained by CBSI in accordance with Section 12.3 of the Agreement.

4.5.4  Approval of CBSI documentation.

       CBSI will provide its own SOPs, manufacturing and testing documentation which will be approved by Centocor's Authorized Quality and Operation Representatives before use by CBSI in the Manufacture. All CBSI SOPs relating to the Manufacture of Drug Substance will be made available to Centocor for inspection and copying upon request by Centocor.

4.6    Access by Centocor Representative

       Upon Centocor's request, CBSI will permit Centocor to have one or more representatives present in the Facility to observe Manufacture of Drug Substance in accordance with Section 12 of the Agreement.

4.7    Performance of Quality Audits.

       CBSI will also permit Centocor's Authorized Quality Representatives to enter CBSI's Facility upon reasonable notice and at reasonable intervals during regular business hours for the purpose of performing quality audits of the facilities used in the Manufacture, storage, analysis and shipping of the Drug Substance, in accordance with and as otherwise provided in Section 12 of the Agreement.

5.     Shipping and Transport of Product.

       CBSI will pack Drug Substance according to Centocor's approved Specifications and SOPs and label the shipping container with Drug Substance name, lot number, container number, manufacturing date and expiration date. CBSI will ship Drug Substance according to procedures that are approved by Authorized Quality and Operation Representatives of Centocor. Shipping must be arranged so that delivery occurs during normal working hours on Monday, Tuesday, Wednesday or Thursday,

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

       unless previously agreed to in writing by an authorized representative of Centocor's Worldwide Operations Group. Shipping will be by road in a dedicated refrigerated truck when the destination is within the United States of America. To other destinations, shipping will be by air and in approved packaging. XXXXXX

6.     Regulatory Inspections

6.1    Notification of regulatory inspections.

       CBSI will notify Centocor and Centocor will notify CBSI immediately of any regulatory inspections that involve Drug Substance. Both Parties will notify each other of any issues that affect regulatory approval, filings, or continued supply of Drug Substance. If desired by Centocor, an Authorized Quality Representative may attend any regulatory inspection that applies to Drug Substance.

6.2    Review of regulatory findings.

       CBSI agrees that Centocor may review and approve on all regulatory filings or communications between CBSI and a regulatory agency that directly affect Centocor's Drug Substance or Drug Product Registration.

6.3    Regulatory Agency access to Facility.

       CBSI will allow access to its Facility to a regulatory agency in accordance with Section 13 of the Agreement.

7.     Term and Termination

       These Quality Requirements shall begin on the Effective Date of the Agreement and will remain in force throughout the duration of the Agreement. If the Agreement is terminated for any reason, those articles required by cGMP will remain in force for the time stipulated, unless otherwise agreed in writing between the Authorized Quality
       Representatives.

8.     Communication

       All communication affecting the Quality Requirements shall be between the Authorized Quality Representatives, except as otherwise stated in the Agreement.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.     Conflict Resolution

       Any disputes or conflicts relating to these Quality Requirements will be resolved by CBSI and Centocor Authorized Quality Representatives in a timely and equitable manner and in compliance with all applicable Regulatory Requirements and in accordance with cGMP. Such resolutions shall be in writing and will be signed by a CBSI and Centocor Authorized Representatives. If any issue remains unresolved for more than 30 days, the senior corporate representatives from each Party will meet to resolve the issue. If resolution remains unattainable for an additional 30 days, then the issue will be resolved in accordance with Section 29.2 of the Agreement.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                 Attachment 2
                   Method of Manufacture for Drug Substance

Drug Substance will be Manufactured according to Batch records written by CBSI and approved by Centocor. Other Production documents required for Manufacture include but are not limited to those set forth in XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                 Attachment 3
                   Authorized Representatives of the Parties

The following represents the list of people allowed to approve changes to these Quality Requirements ("Authorized Representatives"). Any change must be signed by at least one Centocor Authorized Quality Representative and one Centocor Authorized Operation Representative.

CENTOCOR
--------

Centocor Quality Representatives
--------------------------------

XXXXXX
XXXXXX
XXXXXX

Centocor Authorized Representatives
-----------------------------------

XXXXXX
XXXXXX
XXXXXX

Centocor Operations Representatives
-----------------------------------

XXXXXX
XXXXXX
XXXXXX


XXXXXX
XXXXXX
XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CBSI
----


CBSI Quality Representatives
----------------------------

XXXXXX
XXXXXX

CBSI Authorized Representatives
-------------------------------

XXXXXX
XXXXXX


CBSI Operation Representatives
------------------------------

XXXXXX
XXXXXX
XXXXXX

XXXXXX
XXXXXX
XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                              ***CONFIDENTIAL ***

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                              ***CONFIDENTIAL ***

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                              ***CONFIDENTIAL***

XXXXXX

                                                                     [signature]
                                                                 ---------------
                                                                       Signature


                       ***FOR INFORMATIONAL USE ONLY***

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                 Attachment 6
                     Storage Conditions for Drug Substance



According to approved Centocor procedures.

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

/s/ MPR - JCS      /s/ VBL
          ----         ----
          JCS          VBL

                       Confidential Treatment Requested

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY (XXXX); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

XXXXXX

/s/ MPR - JCS      /s/ VBL
          ----         ----
          JCS          VBL

                       Confidential Treatment Requested